Supplement to the

Fidelity® Aggressive Growth Fund,
Fidelity Convertible Securities Fund,
Fidelity Equity-Income II Fund,
Fidelity Growth Company Fund,
Fidelity Independence Fund, and
Fidelity New Millennium Fund®

Funds of Fidelity Financial Trust and Fidelity Mt. Vernon Street Trust

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2007

The following information replaces similar information found in the "Fund Holdings Information" section on page 48.

Each fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented as an aggregate position monthly and included in a list of full holdings 60 days after its fiscal quarter end).

FFVSB-07-01 June 29, 2007
1.800200.107